SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

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                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                      August 23, 2004 (August 20, 2004)
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                          CAPITAL PROPERTIES, INC.
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           (Exact name of registrant as specified in its charter)

                                Rhode Island
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               (State or other jurisdiction of incorporation)

         0-9380                                     05-0386287
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(Commission File Number)               (IRS Employer Identification Number)

         100 Dexter Road, East Providence, Rhode Island        02914
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                  (Address of principal executive offices)

                               (401) 435-7171
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            (Registrant's telephone number, including area code)

                                     N/A
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        (Former name or former address, if changed since last report)


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ITEM 8.01. OTHER EVENTS

      Capital Properties, Inc. (the "Company") announced on August 23, 2004 that the American Stock Exchange turned down the Company's request to extend the time during which the Company may make an election to be taxed as a real estate investment company from March 2005 to March 2011. The Company stated in its announcement that the Board of Directors of the Company would consider the impact of this ruling at its next regularly scheduled board meeting in October 2004 after consulting with its majority stockholders, Mr. and Mrs. Robert Eder, its tax advisors and counsel.

ITEM 9.01. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)   Exhibits.

      99.1  Press Release regarding American Stock Exchange ruling.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.


By:   /s/ Barbara J. Dreyer
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      Barbara J. Dreyer, Treasurer

Date:  August 23, 2004


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